UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (Date of earliest event reported):

August 21, 2015 (August 18, 2015)

Date of Amendment:

October 30, 2015

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends and supplements the Form 8-K filed on August 21, 2015 (the “Initial Report”) reporting completion of the acquisition (the “Acquisition”) by SL Green Realty Corp. (the “Company”) of Eleven Madison Avenue in New York City (the “Property”). This Form 8-K/A is being filed for the sole purpose of providing the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K in connection with the Acquisition. This Form 8-K/A should be read in conjunction with the Initial Report.

After reasonable inquiry, the Company’s management are not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

On August 18, 2015, the Company completed the Acquisition of the Property for $2.4 billion.

The Property is a 29-story, 2.3 million useable square foot Class-A office property located in Midtown South.

The Acquisition has been financed with a combination of existing corporate liquidity (including sale proceeds from certain assets) and a $1.4 billion 10-year, interest only, fixed rate mortgage, with a stated interest rate of 3.838% per annum, which is secured by the Property.

The Property was sold to the Company by a partnership of the Sapir Organization and CIM Group, with whom the Company has no other relationship.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial statements of real estate operations acquired.

The following financial information, as required by Item 9.01(a) of this Current Report on Form 8-K/A, is included in Exhibit 99.1 hereof, which is incorporated herein by reference:

1.                                      the statements of revenues and certain expenses for the six months ended June 30, 2015 (unaudited) and for the year ended December 31, 2014.

(b)          Pro forma financial information.

The following unaudited pro forma consolidated financial information of the Company, giving effect to the Acquisition, as required by Item 9.01(b) of this Current Report on Form 8-K/A, is included in Exhibit 99.2 hereof, which is incorporated herein by reference:

1.                                      the unaudited pro forma condensed balance sheet and the notes thereto as of June 30, 2015;

2.                                      the unaudited pro forma condensed consolidated statement of operations and notes thereto for the six months ended June 30, 2015; and

3.                                      the unaudited pro forma condensed consolidated statement of operations and notes thereto for the year ended December 31, 2014.

(d)          Exhibits.

Exhibit No.	Document

23.1	Consent of Ernst & Young LLP for SL Green Realty Corp.
23.2	Consent of Ernst & Young LLP for SL Green Operating Partnership, L.P.
99.1	Financial Statements
99.2	Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Treasurer

Date: October 30, 2015

EXHIBIT INDEX

Exhibit No.	Document

23.1	Consent of Ernst & Young LLP for SL Green Realty Corp.
23.2	Consent of Ernst & Young LLP for SL Green Operating Partnership, L.P.
99.1	Financial Statements
99.2	Pro Forma Financial Statements